BRINKER CAPITAL DESTINATIONS TRUST

Destinations Large Cap Equity Fund

SUPPLEMENT DATED January 30, 2025,

TO THE SUMMARY PROSPECTUS AND PROSPECTUS, EACH DATED JULY 1, 2024, AS AMENDED

This Supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus and should be read in conjunction with the Summary Prospectus and Prospectus.

Change in Portfolio Management for the Destinations Large Cap Equity Fund

Columbia Management Investment Advisers, LLC (“Columbia”) no longer serves as an investment sub-adviser of the Destinations Large Cap Equity Fund. As such, all references to Columbia are hereby deleted from the Summary Prospectus and Prospectus in their entirety.

Addition to Portfolio Management for the Destinations Large Cap Equity Fund

Federated MDTA LLC (“FMDTA”) has been appointed to serve as sub-adviser to the Destinations Large Cap Equity Fund. Accordingly, the following changes are hereby made to the Summary Prospectus and Prospectus:

In the “Investment adviser” section of the Summary Prospectus, and the corresponding section of the Prospectus, the following is hereby added to the “Sub-advisers and Portfolio Managers” table in the appropriate alphabetical order thereof:

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
Federated MDTA LLC
Daniel J. Mahr, CFA, Head of MDT Group	2025
Damien Zhang, CFA, Head of MDT Research	2025
Frederick L. Konopka, CFA, Portfolio and Trading Manager	2025
John Paul Lewicke, Research Manager	2025

In addition, in the “Fund Management” section of the Prospectus, under “The Multi-Manager Strategy” heading, under the sub-heading titled “Destinations Large Cap Equity Fund,” the following text is hereby added in the appropriate alphabetical order thereof:

Federated MDTA LLC: Federated MDTA LLC (“FMDTA”), located at 125 High Street, Oliver Street Tower, 21st Floor, Boston, Massachusetts 02110, serves as a Sub-adviser to the Destinations Large Cap Equity Fund. A team of investment professionals manages the portion of the Destinations Large Cap Equity Fund’s assets allocated to FMDTA. Federated Advisory Services Company (“FASC”), an affiliate of FMDTA, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to FMDTA. FMDTA and FASC are wholly owned subsidiaries of Federated Hermes, Inc. (“FHI”). Daniel J. Mahr, CFA, is Head of MDT Group at FMDTA. Mr. Mahr joined FHI in 2006. Previously, Mr. Mahr worked as a Quantitative Equity Analyst at MDT Advisers prior to its acquisition by FHI. Mr. Mahr received his Bachelor of Arts and Master of Science in Computer Science from Harvard University. Mr. Mahr holds a Chartered Financial Analyst designation from the CFA Institute. Damien Zhang, CFA, is Head of MDT Research at FMDTA. Mr. Zhang joined FHI in 2009. Previously, Mr. Zhang worked as a Senior Analyst and Research Manager at MDT Advisers prior to its acquisition by FHI. Mr. Zhang graduated summa cum laude with a Bachelor of Arts in Economics from Princeton University. Mr. Zhang holds a Chartered Financial Analyst designation from the CFA Institute. Frederick L. Konopka, CFA, is a Portfolio and Trading Manager at FMDTA. Mr. Konopka joined FHI in 2006. Previously, Mr. Konopka worked as a Senior Analyst in Quantitative Equity Strategies at MDT Advisers prior to its acquisition by FHI. Mr. Konopka received a Bachelor of Arts in Mathematics from Dartmouth College and a Master of Science with a concentration in Information Technology and Finance from MIT Sloan School of Management. Mr. Konopka holds a Chartered Financial Analyst designation from the CFA Institute. John Paul Lewicke is a Research Manager at FMDTA. Mr. Lewicke joined FHI in 2007. Mr. Lewicke graduated cum laude with a Bachelor of Arts in Computer Science and Mathematics from Dartmouth College.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

BRINKER CAPITAL DESTINATIONS TRUST

Destinations Large Cap Equity Fund

SUPPLEMENT DATED JANUARY 30, 2025,

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JULY 1, 2024, AS AMENDED

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Change in Portfolio Management for the Destinations Large Cap Equity Fund

Columbia Management Investment Advisers, LLC (“Columbia”) no longer serves as an investment sub-adviser of the Destinations Large Cap Equity Fund. As such, all references to Columbia are hereby deleted from the SAI in their entirety.

Addition to Portfolio Management for the Destinations Large Cap Equity Fund

Federated MDTA LLC has been appointed to serve as sub-adviser to the Destinations Large Cap Equity Fund. Accordingly, the following changes are hereby made to the SAI:

In the “Portfolio Manager Disclosure” section of the SAI, under the “Portfolio Managers” heading, the following text is hereby added in the appropriate alphabetical order thereof:

Federated MDTA LLC

Federated MDTA LLC (“FMDTA”) serves as a Sub-adviser to a portion of the assets of the Destinations Large Cap Equity Fund. FMDTA is a limited liability company organized in Delaware and an SEC-registered investment adviser. Federated Advisory Services Company, an affiliate of FMDTA, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the FMDTA. The fee for these services is paid by FMDTA and not by the Destinations Large Cap Equity Fund. As of December 31, 2024, FMDTA had approximately $14.3 billion in assets under management.

Compensation. The Adviser pays FMDTA a fee based on the assets under management of the Destinations Large Cap Equity Fund as set forth in an investment sub-advisory agreement between FMDTA and the Adviser. FMDTA pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Large Cap Equity Fund. FMDTA’s compensation structure is designed to attract and retain high caliber investment professionals necessary to deliver high quality investment management services to its clients. The following information relates to the period ended November 1, 2024.

Daniel J. Mahr, Damien Zhang, John Paul Lewicke and Frederick L. Konopka are paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the designated performance index (Russell 1000® Growth Index) and versus the Destinations Large Cap Equity Fund’s designated peer group of comparable accounts. Performance periods are adjusted, for example, if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.

The allocation or weighting given to the performance of the Destinations Large Cap Equity Fund or other accounts for which Messrs. Mahr, Zhang, Lewicke and Konopka are responsible when their compensation is calculated may be equal or can vary. For purposes of calculating the annual incentive amount, each account managed by the portfolio manager is currently categorized into multiple designated subgroups, which may be further broken down by Strategies (which may be adjusted periodically). The number of sub-groups currently reflected is eight, which currently have nine different Strategies (which may be adjusted periodically). The annual incentive amount is based on the composite investment performance of each Strategy, which is measured against the Strategy’s designated benchmark and a designated peer group of comparable accounts.

As noted above, Messrs. Mahr, Zhang, Lewicke and Konopka are also portfolio managers for other accounts in addition to the Destinations Large Cap Equity Fund. Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks. Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ (and may be adjusted periodically). For example, each Strategy is assigned a specific weighting within a pre-determined range. At the Strategy level, the Destinations Large Cap Equity Fund has been assigned to a sub-group which has a weighting that is greater than or equal to the weighting given to certain other strategies, and the benchmark for that sub-group is the Destinations Large Cap Equity Fund’s performance index, the Russell 1000® Growth Index.

Any individual allocations from the discretionary pool may be determined by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

In addition, Messrs. Mahr, Zhang, and Lewicke were awarded a grant of restricted Federated Hermes stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated Hermes’ senior management.

Ownership of Fund Shares. As of November 1, 2024, the portfolio managers did not beneficially own any shares of the Destinations Large Cap Equity Fund.

Other Accounts. As of November 1, 2024, in addition to the Destinations Large Cap Equity Fund, the portfolio managers were responsible for the day-to- day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Daniel J. Mahr, CFA	11	$7,100	0	$0	170	$3,600
Damien Zhang, CFA	11	$7,100	0	$0	170	$3,600
Frederick L. Konopka, CFA	11	$7,100	0	$0	170	$3,600
John Paul Lewicke	11	$7,100	0	$0	170	$3,600

None of the accounts above are subject to a performance-based advisory fee.

Conflicts of Interest. As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Destinations Large Cap Equity Fund, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various products managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Destinations Large Cap Equity Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Destinations Large Cap Equity Fund or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager’s compensation), and conflicts relating to selection of brokers or dealers to execute Destinations Large Cap Equity Fund portfolio trades and/or specific uses of commissions from Destinations Large Cap Equity Fund portfolio trades (for example, research or “soft dollars”). FMDTA has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Destinations Large Cap Equity Fund from being negatively affected as a result of any such potential conflicts.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.